Exhibit 99.2 AI-POWERED, PORTABLE BRAIN MRI The Swoop® Portable MR Imaging System is Driving the Future of Brain Health Corporate Investor Deck – January 2026 The Hyperfine logo, Swoop, and Portable MR Imaging are registered trademarks of Hyperfine, Inc. The Swoop logo is a trademark of Hyperfine, Inc. PROPERTY OF HYPERFINE. ©2026. All rights reserved.

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Actual results of Hyperfine, Inc. (the “Company”) may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s goals and commercial plans, including the Company’s expansion plans; the benefits of the Company’s products and services, including the clinical evidence supporting those benefits; the market demand and acceptance for the Company’s products and services; the Company’s cash runway; the Company’s future performance, including its financial performance; and the Company’s ability to implement its strategy. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to the completion the Company’s quarter-end and year-end closing procedures for its financial statements for the year ended December 31, 2025; the success, cost and timing of the Company’s product development and commercialization activities, including the degree that the Swoop® system is accepted and used by healthcare professionals; the Company’s ability to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the inability of the Company to progress on product advancements and improvements; the ability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the ability of the Company to identify, in-license or acquire additional technology; the ability of the Company to maintain its existing or future license, manufacturing, supply and distribution agreements and to obtain adequate supply of its products; the ability of the Company to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s products and services and reimbursement for medical procedures conducted using the Company’s products and services; anticipated National Institutes of Health funding pressures; the effect of U.S. export controls and tariffs; the Company’s ability to generate clinical evidence of the benefits of the Company’s products and services; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including those under “Risk Factors” therein. The Company cautions readers that the foregoing list of factors is not exclusive and that readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. This presentation includes preliminary financial estimates for the quarter and year ended December 31, 2025, which reflect management’s current views and may change as a result of management’s final review of results and other factors, including significant business, economic and competitive risks and uncertainties. Such preliminary financial information is subject to the finalization and closing of the accounting books and records of the Company (which have yet to be performed). In the course of preparing and finalizing these accounting books and records, and in preparing financial statements for the year ended December 31, 2025, the preliminary estimates for the quarter and year ended December 31, 2025 will be subject to change and the Company may identify items that will require it to make adjustments to the Company’s preliminary estimates described herein. Any such changes could be material. For these or other reasons, the preliminary financial estimates for the quarter and year ended December 31, 2025 may not ultimately be indicative of the Company’s results for such period and actual results may differ materially from those described above. No independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to these preliminary results, nor have they expressed any opinion or any other form of assurance on these preliminary results. These unaudited preliminary financial estimates are presented for informational purposes only and do not purport to represent the Company’s financial condition or results of operations for any future date or period. As a result, caution should be exercised in relying on these estimates and no inferences should be drawn from these estimates regarding financial or operating data not provided. The Company has presented certain financial information in accordance with U.S. GAAP and on a non-GAAP basis. The non-GAAP financial measure included in this presentation is net cash burn. Management uses this non-GAAP financial measure, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measure does not include the impact of items that management does not consider indicative of the Company's core operating performance. Management believes that this non-GAAP financial measure, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain financing proceeds that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the Company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under U.S. GAAP. The Company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. The reconciliation between GAAP and non-GAAP net cash burn is presented in the accompanying slides. 2 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

MRI is the Clinical Gold Standard, But Capacity and Access Are Limited The MRI You Know The MRI You Wish For Significantly less expensive, no High-cost and complex site shielding or siting required. requirements limit access Available at any healthcare facility Need for highly trained No dedicated personnel to operate. personnel constrains capacity Easy to learn how to scan Limited availability leads to Imaging available to support triage delayed diagnosis and care and point of care decision making and safe to scan “anywhere” Inpatient transport increases No patient transport; significant risk of adverse events cost and personnel efficiencies for critical care patients 3 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

Large Market Potential Bringing MRI to Multiple Sites of Care

Sizeable and Growing US TAM[1] Through New Sites of Care

Inpatient Settings	Outpatient Settings	Community Settings
$1.5B	$6B+	$16B+
2023+	2025+	2026+
4,000+	10,000+	25,000+
Adult critical care *Peds critical care*	*Emergency departments[2]* *Neurology clinics* *Infusion centers*	*Urgent care facilities* *Nursing homes* *Concierge medicine*

1) TAM Calculation Based on Number of Sites of Care (Company Estimates on File) Multiplied by US Device ASP
2) Data as of 2020

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The Swoop System Transforms and Expands the Reach of Brain Imaging Diagnostic Images Captured in Portable, Compact Design Goes Simplified Set Up and Scanning for Directly to the Patient Broad Usability Multiple Sites of Care USING THE SWOOP SYSTEM IMPROVES MRI CAPACITY AND ACCESS WITH MEANINGFUL CLINICAL AND ECONOMIC BENEFIT FOR PATIENTS, CLINICIANS AND PROVIDERS 5 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

Strong Foundation for Commercial Growth

Development, Clinical & Early Commercial

- **First Mover Advantage**
  - ~200 Issued Patents
  - First FDA-cleared AI-powered portable brain MRI system
  - Over 200 Installed base globally and ~250,000 images
- **Compelling Business Model**
  - Broad FDA-clearance for brain imaging in patients of all ages
  - Reimbursement in place in the U.S. under existing CPT codes in both hospital and office settings
  - Demonstrated strong value proposition & validated health economics in multiple sites of care
- **Agile Innovation**
  - Prolific engine of fast market-driven innovation
  - 1 to 2 AI-powered software releases per year
- **Evidence to Support Broad Clinical Utility**
  - Clinical evidence across key clinical sites & use cases
  - 80+ peer reviewed publications & 215+ peer reviewed conference presentations

Compelling Growth Strategy

Hospital | Office | International

+

Transformative Technology

Next Gen Swoop System
Powered by Optive AI
June 2025



Commercial Expansion

- **Next Gen Swoop System Launch**
  - Outstanding market feedback on Optive AI image quality
  - Placements in all targeted sites of care since launch
- **Commercial Expansion**
  - Hospital: Expand to multiple new sites of care, multiple unit placements, and health systems / IDN strategy
  - Office: Launch into new business vertical
  - International: Launched Optive AI software in Q4'25 and Next Gen Swoop System expected by late 2026
- **Scalable**
  - Established global contract manufacturing partner
  - Connected ecosystem; cloud infrastructure & certifications
- **Strong Financials**
  - Diversified revenue growth, attractive & expanding gross margins, spending discipline & strong operating leverage
  - Strengthened balance sheet, capital to fund commercial growth
- **Future Expansion Opportunities**
  - Platform technology with opportunities in new anatomies, intervention support and other capabilities

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SWOOP

Image Quality Approaching Conventional MRI 0.064T New Swoop System 1.5 T Conventional MRI Powered by Optive AI Software Sources: T2 images from Swoop system in 2025 and representative image from 1.5T conventional MRI 7 PROPERTY OF HYPERFINE ©2026. All rights reserved.

Image Quality of Next Gen Swoop System to Drive Broad Adoption

Image Quality Approaching Conventional MRI

Case Study of Swoop System vs. High-Field 3T

63-year-old female with history of prior infarct presenting with new-onset headache. Physicians performed office-based imaging with the Swoop system, demonstrating chronic infarct without evidence of acute ischemia.

- Old Infarct



FLAIR (Swoop System)
FLAIR (High-field 3T)
T1 (Gray/White) (Swoop System)
T 1 (High-field 3T)

Sources: Images from NEURO-PMR study (Case 040)

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AI-Enabled Imaging Software Advanced, AI-driven image reconstruction to ultra-low field MRI—unlocking clearer images at lower field strengths Reduces noise and blur with deep learning, enhances image clarity and consistency, provides sharper anatomical detail to support confident diagnoses at the point of care 11 Generations of AI-enabled software A leader in FDA cleared AI-enabled devices POWERING THE FUTURE . OF PORTABLE MRI Source: U.S. FDA Artificial Available on all Swoop systems Intelligence-Enabled Medical Devices List (July 10, 2025) 9 PROPERTY OF HYPERFINE. ©2026. All rights reserved. .

Robust Commercial Growth Strategy Driven By Growth in 3 Business Verticals

	Hospital Business	Office Business	International Business
Value Proposition	• Increase revenue & lower cost • Improve patient progress • Improve staff and infrastructure utilization • Avoid long wait times • Reduce transportation wait times	• New revenue stream • Improve access to imaging • Diagnose with confidence • Monitor treatment safely • Track disease progression • Care patients prefer	• Increase access to MRI • Make MRI available where resources are limited • Support rural and remote healthcare
Clinical & Economic Data	• ROI assessments • ACTION PMR • PRIME (Enrolling) • PRISM PMR (Enrolling)	• ROI assessments • NEURO PMR	• Leverage hospital studies • Numerous investigator sponsored studies
Opportunity	• Critical care- adult & pediatric • Emergency departments **(NEW)** • Hospital clinics **(NEW)** • Operating rooms **(UPCOMING)**	• Neurology practices **(NEW)**	• Similar hospital sites of care • Operating through 3rd parties • Canada & Europe market access • India[1] **(UPCOMING)**

1) CDCSO approval in December 2025

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Hospital Business

- Compelling clinical utility in critical care, emergency triage, neurosurgery and neuro follow up in adults and peds
- Strong economic value proposition
  - Swoop system scans qualify for existing reimbursement (CPT 70551)
  - Opportunity to increase revenue, cost savings and optimized patient care
  - Published Peer Reviewed Health Economic Paper Q4'25
  - 1–1.5-year breakeven versus 3–4 years for typical capital equipment
- Potential for multiple systems within same hospital
  - ICUs
  - Emergency department
  - Hospital-based clinics
- Sales Cycle can be quicker in same Health Systems / IDN hospitals
  - ~60–70% of US hospitals part of Health Systems / IDNs



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Office Business



- A typical neurologist orders 500–600 MRIs annually[1,2] for neurologic conditions such as headaches, dementia, tumor, MS, surgery follow-up
- 90% of private neurology practices don't have on-site MR imaging[3]
- Affordable and appealing, plug-and-play *Swoop* system
    - No specialized siting required
    - No helium or electrical infrastructure required
    - No MRI technologist required[4]
- Strong economic value proposition
    - Swoop system scans qualify for existing reimbursement (CPT 70551)
    - IAC Accreditation enables medical offices to qualify for CMS reimbursement
    - Opportunity to add incremental revenue stream & improve patient experience
- Office has shorter sales cycle and fewer decision-makers than hospital business

1) https://practicalneurology.com/diseases-diagnoses/imaging-testing/viewpoints-why-neuroimaging-plays-a-critical-role-in-shaping-the-future-of-neurology/30403/
2) Source: Mindfrog market research (data on file)
3) The practice of neuroimaging within a neurology office setting, 2013 American Academy of Neurology
4) IAC Standards and Guidelines for MRI Accreditation. State regulations vary.

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International Business • Compelling clinical utility transferable globally • Selling primarily into the hospital setting, demonstrated value proposition in remote settings • Optive AI software launch in 10 European languages in Q4’25 • Next generation Swoop system clearance expected in Europe and Canada markets by the end of 2026 • Swoop system referenced in France’s largest public 1 hospital procurement body to facilitate nationwide purchases of portable MRI technology • India CDCSO approval in December 2025 • Network of reference sites and key opinion leaders globally through Gates Foundation partnership 13 PROPERTY OF HYPERFINE. ©2026. All rights reserved. 1) https://www.uniha.org/qui-sommes-nous/uniha-union-hopitaux-achats

Scalable Commercialization with US Direct Sales and Global Distribution Network

INSTALLED BASE
Over 200 *Swoop* Systems Globally[1]



DIRECT



Dedicated Selling & Implementation Teams
(~15 FTE in Total)

DISTRIBUTORS



10+ Markets
(2 FTE in Total)

★ Swoop System Manufactured in U.S. by Global Contract Manufacturer Partner

Healthy US Pricing & Recurring Revenue



Recurring Revenue
Year 1
Years 2 – 5
INITIAL SYSTEM SALES $550K U.S. MSRP
Annual Recurring Revenue (Software, Service & Support) MSRP: $66K / Year

Swoop System MSRP (Hospital CAPEX)

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1) Installed base includes commercial and research units as of December 2025.

Multiples Proof Points and Strong Commercial Outlook from Next Gen Swoop System

Since Next Gen System Launch

- US Hospital Pipeline Converted to Next Gen System
- Majority of US Sales with Next Gen Swoop System
- Realizing Increased Pricing with Next Gen System sales
- Next Gen System Hospital Placements
  - In Adult Critical Care
  - In Pediatric Critical Care
  - In Hospital Emergency Department **(NEW)**
  - Multi-System Placement in a Single Account in Single Quarter **(NEW)**
- Office Commercial Activity Focused on Lead Generation **(NEW)**
  - 1st Next Gen System Placement in Initial Quarter of Launch
  - Reimbursement Validated in Office Pilot
- Next Gen System Manufacturing Ramp Tracking Market Demand



SWOOP
Powered by
OPTIVE AI.

Commercial Outlook

- Overwhelmingly Positive Feedback on Image Quality and Radiology Community Ready to Support, Read, and Endorse
- Inbound Requests for Quotes, ROI Evaluation, Product Demos, and Image Reviews
- Robust Pipeline of "Multiple" Deals
- Actively Engaged with Several IDNs to Standardized Care
- Inbound Interests For Use Case Expansion (e.g. Neurosurgery, Micro Hospitals)
- NeuroNet Partnership Supporting Office Adoption; Office Pipeline Strengthening
- Product Segmentation Strategically Used To Optimize Office Setting Pricing
- Recent International Launch of Optive AI Software Q4'25. Next Gen System expected before Q4'26

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SWOOP

2025 Preliminary Financial Profile[1]

Strong Revenue and Cash Burn Performance. Substantial Sequential Improvement


REVENUE
$2.1
+26%
$2.7
+27%
$3.4
+54%
$5.3
Q1'25
Q2'25
Q3'25
Q4'25 Est.[1]


CASH BURN[2]
$10.1
-19%
$8.1
-27%
$5.9
-3%
$5.7
Q1'25
Q2'25
Q3'25
Q4'25 Est.[1]

1) *Preliminary, Unaudited Financial Results of Q4'25. The unaudited, preliminary Q4 2025 financial results presented above for Q4 2025 Revenue and Cash Burn are based on current expectations and may be adjusted as a result of, among other things, completion of quarterly procedures. This financial information does not represent a comprehensive statement of the Company's financial results for Q4 2025 and remains subject to the completion of financial closing procedures and internal reviews.*

2) *Cash burn is calculated as change in cash and cash equivalents less net financing proceeds, which includes shares issued under the Company's "at-the-market" offering program, the Company's February 2025 registered direct offering, and the Company's October 2025 underwritten public offering. Cash and cash equivalents were $37.6 million as of December 31, 2024, $33.1 million as March 31, 2025, $25.4 million as of June 30, 2025, $21.6 million as of September 30, 2025, and preliminary, unaudited are expected to be approximately $35.1 million as of December 31, 2025; net financing proceeds in the aggregate were $5.5 million for the quarter ended March 31, 2025, $0.5 million for the quarter ended June 30, 2025, $2.0 million for the quarter ended September 30, 2025, and preliminary, unaudited are expected to be approximately $19.3 million for the quarter ended December 31, 2025. All quarterly numbers presented herein are unaudited.*

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Solid Financial Fundamentals “Tale of 2 Halves” Revenue and Realizing Operating Leverage Key Takeaways 2 REVENUE AND GROSS MARGIN CASH BURN • Transition to Commercial Stage 2023 2024 2025 Est. Organization in 2025 0.52 45 Q3’25 YTD 49.1% $42.3 • Next Generation Swoop System Gross Margin % 16 Launched Mid’25 40 45.7% $38.4 0.47 1 14 $13.5 43.1% • Office Market Launched Mid '25 $12.9 35 Gross Margin (%) 0.42 1 12 • New Technology, US Site of Care $29.9 $11.0 30 Expansion and International Drive 1 1 2H’25 2H’25 Revenue Growth 10 0.37 25 $8.7 $11.7 • Volume, Pricing and Efficient 8 20 Manufacturing Operations Drive 0.32 GM% Expansion Revenue 6 15 • Lean Organization Focused on 0.27 1H’25 Commercial Execution Drives Cash 4 10 1H’25 $18.2 Burn Reductions w/ Scaling Revenue 0.22 $4.8 2 5 • $35.1M of Cash and Cash Equivalents 1 as of 12/31/25 0 0.17 0 1 1 2023 2024 2025 Est. 2023 2024 2025 Est. • Expected to Provide Cash Runway Into 2H’27 1) Preliminary, Unaudited Financial Results of FY25. The unaudited, preliminary FY25 financial results presented above for 2025 Revenue, Cash and Cash Burn are based on current expectations and may be adjusted as a result of, among other things, completion of quarterly and annual audit procedures. This financial information does not represent a comprehensive statement of the Company’s financial results for 2025 and remains subject to the completion of financial closing procedures and internal reviews. 17 PROPERTY OF HYPERFINE. ©2026. All rights reserved. 2) Cash burn is calculated as change in cash and cash equivalents less net financing proceeds, which includes shares issued under the Company’s “at-the-market” offering program, the Company’s February 2025 registered direct offering, and the Company’s October 2025 underwritten public offering. Cash and cash equivalents were $117.5 million as of December 31, 2022, $75.2 million as of December 31, 2023, $37.6 million as of December 31, 2024, and preliminary, unaudited are expected to be approximately $35.1 million as of December 31, 2025; there were no financing proceeds for the year ended December 31, 2023 and net financing proceeds in the aggregate were $0.8 million for the year ended December 31, 2024, and preliminary, unaudited are expected to be approximately $27.3 million for the year ended December 31, 2025.

FUTURE OPPORTUNITIES IN NEW ANATOMIES, INTERVENTIONS AND CAPABILITIES

HYPERFINE PATENTS AND KNOW-HOW ARE WELL POSITIONED TO DELIVER IN MULTIPLE MARKETS WITH ADDITIONAL GROWTH AND VALUE-ADDED SERVICES



	Now	Next	Future
Neuro Expansion	Expanded sequence offering Contrast agents	Mobile for acute care and private practice Intraoperative use	Mobile brain health Screening services
Platform expansion: Anatomy and Applications	Neonatal imaging System accessories	C-spine Interventions platform 	Diabetic foot Breast 
Software and Services	Teleradiology integration ***PULSE*** (Developer subscription)	AI-powered clinical decision support SaaS Open developer ecosystem	App marketplace Data exchange platform

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SWOOP

Leadership Team With Proven Track Record of Success Maria Brett Hale Tom Rob Chief Administrative Fasciano, PhD Sainz Teisseyre, PhD Officer and Chief President and Chief Chief Operating Chief Regulatory Financial Officer Executive Officer Officer and Quality Officer Edmond Rafael Donnay Chi Nguyen Todd Finch Senior Vice Senior Vice President Vice President Knopp, MD President of of Office and of US Sales Chief Medical Hospital Business Community Business Officer Eric Rafael Willis O’Halloran, PhD Vice President of Vice President of International Technology 19 PROPERTY OF HYPERFINE. ©2026. All rights reserved.

Swoop System Powered by *Optive AI Software*[1]

- **First mover advantage** with proprietary position (~200 patents) across multiple fields of use
- **AI-enabled** and a leading position in FDA cleared AI-enabled medical devices
- **Broad FDA-clearance**[2] for brain imaging of patients of all ages
- **Reimbursement in place** in the US under existing CPT codes in both hospital and office settings


SWOOP
Powered by
OPTIVE AI.

- **Commercial** in the US hospital and office markets through direct sales channel
- **Global footprint** through distributors and partnership with King's College funded by Gates Foundation
- **De-risked growth strategy** with next gen Swoop launch mid 2025 into multiple new sites of care
- **Platform technology** designed for multiple brain imaging applications and additional anatomies

1) *Next Gen Swoop System Powered by Optive AI FDA clearance May 2025, commercially available in U.S*
2) *Broad indication for imaging of the brain (all ages)*

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